Comerica Incorporated First Quarter 2025 Financial Review April 21, 2025 This presentation, & other Comerica written & oral communications, include statements that are not historical facts but rather are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as achieve, anticipate, aspire, assume, believe, can, confident, continue, could, designed, enhances, estimate, expect, feel, forecast, forward, future, goal, grow, guidance, guide, initiative, intend, look forward, maintain, may, might, mission, model, objective, opportunity, outcome, on track, outlook, plan, position, potential, project, propose, remain, risk, seek, should, signs, strategy, strive, target, trajectory, trend, until, well-positioned, will, would or similar expressions, as they relate to Comerica or its management, or to economic, market or other environmental conditions, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs & assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation & do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans & objectives of Comerica's management for future or past operations, products or services, & forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments & subsidiaries as well as estimates of credit trends & global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events & are subject to risks & uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; & declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary & fiscal policies & fluctuations in interest rates & their impact on deposit pricing); liquidity risks (Comerica's ability to maintain adequate sources of funding & liquidity; reductions in Comerica's credit rating; & the interdependence of financial service companies & their soundness); technology risks (cybersecurity risks & heightened legislative & regulatory focus on cybersecurity & data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal & regulatory proceedings or determinations; losses due to fraud; & controls & procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; & the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently & effectively develop, market & deliver new products & services; competitive product & pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies & business initiatives; management's ability to maintain & expand customer relationships; management's ability to retain key officers & employees; & any future strategic acquisitions or divestitures); & other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies, processes & management estimates; the volatility of Comerica’s stock price; & that an investment in Comerica’s equity securities is not insured or guaranteed by the FDIC). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to Comerica’s filings with the Securities & Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 16 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement 2©2025, Comerica Inc. All rights reserved.

1Q25 Review

Comerica

Strong fundamental results & proven legacy, positioned to support our customers

STRONG FIRST QUARTER

- EPS grew over 4Q24
- Stable NIB mix, peer leading as of 4Q24[1]
- Favorable NII
- Lower expenses than 4Q24
- Book value up over YE 2024

PROVEN CREDIT

- Highly regarded underwriting discipline
- Track record of net charge-off outperformance through cycles
- Limited consumer exposure
- Historically low credit metrics
- Tenured customer relationships

CONSERVATIVE CAPITAL

- 12.05% CET1 Ratio[2], well above strategic target & well positioned relative to peers at 4Q24[1]
- 12.60% Tier 1 Ratio[2]
- Improvement in AOCI at YE 2024

ROBUST LIQUIDITY

- 81% loan to deposit ratio, below 15 year average
- $42.5B in total liquidity capacity
- Diversified funding sources
- Proven ability to access additional liquidity as needed

INSULATED RATE POSITION

- Deliberate steps to manage rate volatility
- Slight liability sensitivity
- Deposit outperformance in a down rate cycle

DIVERSIFIED MODEL

- Geographic & business diversification designed to minimize exposure to any one segment or market

3/31/25 • [1]Source for peer data: S&P Global Market Intelligence & company press releases; for a comprehensive list of our peer group please see our 2025 proxy statement • [2]1Q25 estimated

©2025, Comerica Inc. All rights reserved.

3

1Q25 Results

Comerica

Growth in profitability; deposits, net interest income & expenses outperformed guidance

(in millions, except ratios & per share data)	1Q25	4Q24	1Q24	Change From 4Q24	Change From 1Q24
Average loans	$50,214	$50,617	$51,372	$(403)	$(1,158)
Average deposits	61,899	63,347	65,310	(1,448)	(3,411)
Other time deposits	1,052	1,371	3,964	(319)	(2,912)
Net interest income	575	575	548	--	27
Provision for credit losses	20	21	14	(1)	6
Noninterest income[1]	254	250	236	4	18
Noninterest expenses[1]	584	587	603	(3)	(19)
Provision for income tax	53	47	29	6	24
Net income	172	170	138	2	34
Earnings per share[2]	$1.25	$1.22	$0.98	$0.03	$0.27
Efficiency Ratio[3]	70.28%	69.51%	76.91%		
CET1[4]	12.05%	11.89%	11.48%		

Key Performance Drivers 1Q25 compared to 4Q24

- <1% decline in average loans driven largely by National Dealer Services & expected Commercial Real Estate paydowns
- Seasonal pressures & reduction in brokered time deposits drove lower average deposits; continued stability in NIB mix & proactive deposit pricing
- Flat net interest income; impact from seasonal deposit pressures & muted loan demand offset by structural benefit of swaps & securities, BSBY cessation & stronger than projected NIB deposit trends; net interest margin increased 12bps
- Net charge-offs of 21 bps at the low end of historical range; reserve ratio relatively flat at 1.44%; reflecting portfolio composition & qualitative reserves considering increased economic uncertainty
- Noninterest income variance benefitted from 4Q24 $19MM pre-tax loss related to modest 4Q24 securities repositioning; 1Q25 saw credit valuation adjustment (CVA), non-customer & seasonal pressures
- Lower noninterest expense; higher salaries & benefits driven by seasonality & lower gain on asset sales more than offset by lower litigation-related expenses & various other categories
- Conservative approach to capital; maintained CET1[4] well above our 10% strategic target, returned $143MM to shareholders through repurchases & dividends
- Taxes impacted by higher pre-tax income & favorable 4Q24 discrete items[5]

[1]Includes gains/(losses) related to deferred comp asset returns of $6MM 1Q24, $(0.2MM) 4Q24, $(2MM) 1Q25 in noninterest income & $6MM 1Q24, $1MM 4Q24, $(0.2MM) 1Q25 in noninterest expense • [2]Diluted earnings per common share • [3]Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants • [4]1Q25 estimated • [5]4Q24 included $7MM benefit as a result of changes in the combined state income tax rate applicable to deferred tax assets

©2025, Comerica Inc. All rights reserved.

4

Loans

Pipeline & activity levels remain strong; cautious customer sentiment



Loans
($ in billions)
51.4 51.1 50.9 50.6 50.2
6.33 6.32 6.24 6.25 6.13
1Q24 2Q24 3Q24 4Q24 1Q25
Average Balances
Loan Yields %
50.4 50.2 50.1
Jan-25 Feb-25 Mar-25
Monthly Average Balances

1Q25 vs. 4Q24

- **Average loans decreased $0.4B[1], or 0.8%**
  - $333MM National Dealer Services
  - $248MM Commercial Real Estate[2]
- Pipeline strong throughout 1Q25



Loan Commitments & Utilization Relatively Stable
(period-end; $ in billions)
50.9 50.0 49.5 49.5 49.0
49% 50% 50% 49% 50%
1Q24 2Q24 3Q24 4Q24 1Q25
Utilization

1Q25 compared to 4Q24; Variance may not foot due to rounding • [1]See Quarterly Average Loans slide for more details • [2]See Commercial Real Estate Business Line slide for more details

©2025, Comerica Inc. All rights reserved.

5

Deposits

Outperformed outlook; seasonality & deliberate brokered time deposit reduction impacted average balances, stable noninterest bearing mix & strong pricing discipline



Average Balances
($ in billions)
65.3 63.1 63.9 63.3 61.9
40% 40% 38% 38% 38%
3.28 3.23 3.31 2.91 2.65
1Q24 2Q24 3Q24 4Q24 1Q25
Period-end Balances
($ in billions)
63.8 61.5
38% 38%
4Q24 1Q25
Noninterest-bearing (NIB)
Interest-bearing (IB)
Deposit Rate[1] %

1Q25 vs. 4Q24

- **Average deposits decreased $1.4B, or 2.3%**
  - $326MM Retail Banking
  - $313MM General Middle Market
  - $319MM Brokered Time Deposits
  - $262MM Wealth Management
  - $245MM Technology & Life Sciences
- 1Q25 average NIB mix remained flat at 38% of total deposits
  - Average interest-bearing decrease of $0.7B, inclusive of $0.3B decline in Brokered Time Deposits
  - Average noninterest-bearing decline of $0.7B
- 3Q24 to 1Q25 interest-bearing beta of 71%
- **Period-end deposits decreased $2.3B, or 3.6%**
  - $1.1B decline in NIB deposits due to Direct Express based on pre-defined payment dates[2]
  - $1.0B decrease in interest-bearing deposits

1Q25 compared to 4Q24; Variance may not foot due to rounding • [1]Interest costs on interest-bearing deposits • [2]The first calendar day in April did not fall on a weekend or holiday so payment was not prepaid in 1Q25. The first calendar day in January fell on a holiday so the 12/31 balance was inflated with an early payment.

©2025, Comerica Inc. All rights reserved.

6

Securities Portfolio

Expect future maturities to enhance earnings power



Securities Portfolio
(period-end; $ in billions)
Projected[1]
0.1
12.4
3.0
15.7
2.3
15.9
2.9
15.0
2.5
15.1
2.5
14.9
2.4
14.6
2.4
14.2
2.2
12.7
4Q19
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
4Q26
Fair Value (Reported on Balance Sheet)
Valuation Adjustment

1Q25 vs. 4Q24

- **Period-end 1Q25 portfolio increased ~$60MM from 4Q24**
  - ~$285MM MBS payments
  - ~$335MM fair value change (pre-tax) & $10MM net discount amortization
- Average 1Q25 portfolio decreased $411MM
- 2Q25: Estimated repayments ~$260MM MBS[1]
- Duration of 5.7 years[2]
  - Extends to 6.4 years under +200bps instantaneous rate increase[2]
- Net securities-related AOCI unrealized loss decreased to $1.9B (after tax); expect unrealized loss to decline ~15% by 4Q26[1]

3/31/25 • Totals shown in graph above may not foot due to rounding • [1]Outlook for legacy portfolio as of 4/21/25 assuming 3/31/25 forward curve • [2]Estimated as of 3/31/25

©2025, Comerica Inc. All rights reserved.

7

Net Interest Income

Favorable deposit trends, securities portfolio & deliberate reduction in wholesale funding offset impact of lower loans



Net Interest Income
($ in millions)
548
533
534
575
575
2.80
2.86
2.80
3.06
3.18
1Q24
2Q24
3Q24
4Q24
1Q25
Net Interest Margin %

4Q24 to 1Q25 NII & NIM Walk

4Q24	$575MM		3.06%	
Loans	(36)		(0.10)	
2 less days		(16)		-
Other portfolio dynamics		(10)		(0.06)
Lower balances		(7)		(0.02)
Lower short-term rates		(3)		(0.02)
Securities Portfolio	9		0.06	
Higher rates		12		0.06
Lower security balances		(2)		-
2 less days		(1)		-
Fed Deposits	(16)		(0.04)	
Lower deposits with FRB		(10)		(0.01)
Lower short-term rates		(5)		(0.03)
2 less days		(1)		-
Deposits	34		0.16	
Rates		20		0.11
Interest-bearing balances & mix		8		0.05
2 less days		6		-
Wholesale Funding	9		0.04	
Rates, incl. swaps		8		0.04
Medium & long-term debt		2		0.01
Short-term borrowings		(1)		(0.01)
1Q25	**$575MM**		**3.18%**	

Additional Variance Detail Relative to 4Q24

BSBY Cessation: $12MM positive impact to Net Interest Income[1] & 7bps to NIM with impacts of hedging program accounted for within loan rate impact

Net impact due to rates: $32MM benefit to Net Interest Income & 16bps to NIM

1Q25 compared to 4Q24 • [1]See BSBY Cessation Impacts slide for more details

©2025, Comerica Inc. All rights reserved.

8

©2025, Comerica Inc. All rights reserved. Net Interest Income Expected Securities Repayments & Maturities2 ($ in millions; weighted average yield) 588 287 284 412 377 204 224 629 1.49% 2.10% 1.94% 2.96% 2.79% 2.10% 2.07% 3.48% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Contractual Swap Notionals1 ($ in billions; avg.; weighted average yield) Swap & securities attrition expected to create multi-year tailwind Project 15 bps higher yield & $3.9B lower notional from 1Q25 to 3Q26; lessened pressure on NII Deployment of liquidity from repayment of lower yielding securities expected to benefit NII 3/31/25 1Received fix/pay floating swaps; maturities extend through 3Q30; Table assumes no future terminations or new swaps 2Outlook as of 4/21/25 23.6 23.4 23.3 22.9 22.4 21.9 20.8 19.5 2.54% 2.55% 2.55% 2.57% 2.61% 2.64% 2.67% 2.70% 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 9 Actual Projected Interest Rate Sensitivity Well positioned to insulate income as rates decline 3/31/25 1Received fix/pay floating swaps; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR & BSBY transitions for terms based on swap start date & assumes no future termination 2See BSBY Cessation Impacts slide for more details 3For methodology, see Comerica’s most recent Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case, which utilizes March 2025 average balances 10©2025, Comerica Inc. All rights reserved. Swaps as of 3/31/251 ($ in billions; avg.; weighted average yield) No new swaps added in 1Q25; no forward starting swaps went into effect in 1Q25 Net unrealized swap losses in AOCI decreased $211MM at 3/31/25 (after-tax) BSBY cessation & swap re-designation does not impact above table2 Estimated 12-Month Net Interest Income Impact Relative to Baseline 100 bps gradual decrease $19MM 100 bps gradual decrease & 60% incremental beta $41MM 100 bps gradual increase -$36MM 100 bps gradual increase & 60% incremental beta -$67MM Sensitivity Analysis as of 3/31/25 Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~47% per incremental change Securities Portfolio Partial reinvestment of cash flows Hedging (Swaps) No additions modeled 3/31/25 Model Assumptions3 100 bps (50 bps avg.) gradual, non-parallel rise 22.4 23.6 23.0 20.1 15.0 9.8 4.6 0.8 2.38% 2.50% 2.57% 2.68% 2.72% 2.85% 2.95% 2.97% FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY30 Highlights

Credit Quality Remained a strength, historically low metrics & migration manageable 1Q25 compared to 4Q24 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Remained Below Historical Averages ($ in millions) Criticized Loan Balances1 Reflect Expected Migration ($ in millions) 728 717 720 725 719 1.43 1.38 1.43 1.44 1.44 - 1.00 2.00 3.00 4.00 5.00 6.00 1Q24 2Q24 3Q24 4Q24 1Q25 ACL/Loans % Allowance for Credit Losses as % of Loans Relatively Flat ($ in millions) 2,688 2,430 2,417 2,530 2,573 5.3 4.7 4.8 5.0 5.2 - 2.00 4.00 6.00 8.00 10.00 12.00 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized/Loans % 11©2025, Comerica Inc. All rights reserved. Net Charge-Offs at the Low-End of Normal Range (% of average loans) Portfolios with Incremental Monitoring (period-end) 1Q25 4Q24 Business Line or Portfolio 3/31 Loans % of Total Loans % Criticized 12/31 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $10.0B 20.0% 5.5% $10.0B 19.7% 4.4% Leveraged $2.9B 5.7% 10.1% $2.8B 5.6% 10.6% Automotive Production2 $0.7B 1.5% 16.6% $0.8B 1.5% 15.0% Senior Housing $0.7B 1.3% 54.9% $0.7B 1.3% 56.0% TLS2 $0.8B 1.6% 19.3% $0.8B 1.6% 17.8% 217 226 250 308 301 0.43 0.44 0.50 0.61 0.60 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 0 50 100 150 200 250 300 350 1Q24 2Q24 3Q24 4Q24 1Q25 Historical 10 Year Avg. NPA/Loans % 0.10% 0.09% 0.08% 0.13% 0.21% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 1Q24 2Q24 3Q24 4Q24 1Q25 Normal 20 - 40 bps range NCO/Avg. Loans % Noninterest Income CVA, non-customer trends & seasonality pressured 1Q25 results; driving fee income remains a strategic priority 1Q25 compared to 4Q24 1Includes Risk management hedging income related to price alignment (PA) income received for Comerica’s centrally cleared risk management positions $13MM 1Q24, $17MM 2Q24, $8MM 3Q24, $8MM 4Q24, $8MM 1Q25; Includes Credit Valuation Adjustment (CVA) $0.4MM 1Q24, $(0.1MM) 2Q24, $(1MM) 3Q24, $2MM 4Q24, $(2MM) 1Q25; Includes gains/(losses) related to deferred comp asset returns of $6MM 1Q24, $0.5MM 2Q24, $4MM 3Q24, $(0.2MM) 4Q24, $(2MM) 1Q25 Noninterest Income1 ($ in millions) 236 291 277 250 254 1Q24 2Q24 3Q24 4Q24 1Q25 12©2025, Comerica Inc. All rights reserved. 1Q25 vs. 4Q24 Noninterest income increased $4MM, or 1.6% + $19MM realized losses related to modest repositioning of securities portfolio in 4Q24 - $5MM capital markets income (driven by CVA) - $3MM card fees

Noninterest Expenses

Strong expense discipline



Noninterest Expenses[1]
($ in millions)
603
555
562
587
584
76.9
67.8
68.8
69.5
70.3
1Q24
2Q24
3Q24
4Q24
1Q25
Efficiency Ratio %[2]

1Q25 vs. 4Q24

- **Decreased $3MM**
  - \- $13MM litigation-related expenses
  - \- $7MM charitable contributions
  - \- $5MM consulting expenses
  - \- $4MM outside processing fee expense
  - \+ $22MM salaries & benefits
    - \+ $19MM primarily seasonal items
    - \+ $5MM temporary labor
  - \+ $9MM lower gain on sale of assets
    - $15MM gains on sale of real estate in 4Q24
    - $6MM primarily net gains on sale of other assets in 1Q25
  - \+ $4MM FDIC special assessment

1Q25 compared to 4Q24 • [1]Includes gains/(losses) related to deferred comp plan of $6MM 1Q24, $2MM 2Q24, $6MM 3Q24, $1MM 4Q24, $(0.2MM) 1Q25; Variance may not foot due to rounding • [2]Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants

©2025, Comerica Inc. All rights reserved.

13

Capital Management

Conservative approach, CET1[1] well above target, TCE improved & returned capital to shareholders



CET1[1]
Tier 1[1]
11.89%
12.05%
8.44%
8.93%
7.0%
8.5%
12.43%
12.60%
4Q24
1Q25
4Q24
1Q25
Regulatory Minimum + Capital Conservation Buffer (CCB)
Estimated CET1 with AOCI opt-out[1]



Accumulated Other Comprehensive Income
($ in billions)
(2.3)
(0.8)
(0.4)
(1.7)
(0.2)
(0.4)
(2.2)
(0.6)
(0.4)
(1.9)
(0.4)
(0.4)
2Q24
3Q24
4Q24
1Q25
Securities
Swaps
Pension

Expect unrealized loss to decline 22% by 1Q27[3]

Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios

Scenarios		Est. AOCI Increase / (Decrease)
Rate shock + 100 bps	Static balances	($1.1B)
Rates shock - 100 bps	Static balances	$1.2B

Basel III Endgame Capital Considerations

We are not subject to these proposed rules with ~$80B in assets as of 3/31/25.

If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 3/31/25[2].



Common Equity Ratio
7.75%
8.58%
4Q24
1Q25



Tangible Common Equity Ratio[4]
7.00%
7.82%
4Q24
1Q25



Common Equity
($ in billions; period-end)
6.1
6.7
4Q24
1Q25

1Q25: AOCI impact[5] of (314 bps) | AOCI impact[5] of (319 bps) | AOCI impact of ($2.7B)

3/31/25 • [1]1Q25 estimated • [2]Considers AOCI for securities & pension & related RWA benefit utilizing 3/31/25 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). • [3]Outlook as of 4/21/25 • [4]Refer to reconciliation of non-GAAP financial measures in appendix • [5]Represents the impact of $2.7B in AOCI on common equity & $2.2B in corresponding impacts to total assets

©2025, Comerica Inc. All rights reserved.

14

Management Outlook – Market Dependent

Wide range of outcomes possible given market volatility & uncertainty

	2Q25 vs. 1Q25	FY25 vs FY24	Full Year Commentary
Average loans *(FY24 baseline: $51.0B; 1Q25 baseline: $50.2B)*	Slightly lower	Down 1 to 2% full year average, or ~flat point to point (Dec '24 to Dec '25)	Expect uptick in economic uncertainty to pressure loan demand timing
Average deposits *(FY24 baseline: $63.9B; 1Q25 baseline: $61.9B)*	Relatively flat	Down 2 to 3%	Expect growth in customer related deposits
Net interest income[1] *(FY24 baseline: $2.2B; 1Q25 baseline: $575MM)*	Relatively flat	Up 5 to 7%	More efficient funding mix with benefit of swap & securities maturities
Noninterest income[2] *(FY24 baseline: $1.1B; 1Q25 baseline: $254MM)*	Stronger in most categories	Up ~2%	Expect growth in customer related fee income
Noninterest expenses[2] *(FY24 baseline: $2.3B; 1Q25 baseline: $584MM)*	Slightly higher	Up 2 to 3%	Balancing investments while prioritizing efficiency
Net charge-offs	Within low end of our normal 20 to 40 bps range		Continued credit normalization
Tax	~23%		Excluding discrete items
Capital	Expect to maintain capital well above our CET1 target of 10%		

Outlook as of 4/21/25 • [1]Utilizing 3/31/25 forward curve • [2]Deferred comp & CVA are dependent on market factors, inherently difficult to predict & assumed to be $0 in future periods, please refer to slides 12 & 13 for impact in prior periods

©2025, Comerica Inc. All rights reserved.

15

Positioned for the Future

Strong foundation & strategy create opportunity for enhanced returns over time

Leveraging strong foundation

- Proven credit results
- Solid capital position
- Abundant liquidity
- Attractive deposit franchise

Executing on differentiated strategy

- Targeted market, MSA focused strategy
- Diversified business
- Tenured colleagues

Driving responsible growth

- Favorable earnings trajectory
- Select strategic investments
- Balance sheet expansion

Prioritizing consistency for our customers

- Monitoring economic developments
- Executing on our relationship model

STRONG CREDIT, CAPITAL & LIQUIDITY

©2025, Comerica Inc. All rights reserved.

16

APPENDIX

The Right Balance

Positioned to effectively meet the unique needs of our target customers

Small Bank Service, Large Bank Capabilities

- **Tailored solutions & customized product offerings** to meet our customers' needs
- **Localized advice** for our customers
- **Community engagement** recognizing we all play a role in advancing the markets & communities we serve

- **Comprehensive suite of products & services** including credit capacity, treasury management, & capital market solutions
- **Experienced & tenured team** delivering consistency to our relationships across markets & businesses
- **Industry expertise** adding unique value to customers across core businesses & specialized verticals

Recognized for Strength in Serving Businesses with Coalition Greenwich Awards:

Coalition Greenwich Awards 2025 Best Bank

Values Long-Term Relationships[1]	Advisory Capabilities of RM[1]	Satisfaction with RM[1,2]	Trust[1]

[1]Award earned for Small Business Banking • [2]Award earned for Middle Market Banking

©2025, Comerica Inc. All rights reserved.

18

Diversified Businesses

Unique & complementary model

Commercial Bank	Wealth Management	Retail Bank
Deliver a first-class commercial solution as a "Leading Bank for Business" including a robust digital suite Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise	Generate capital-efficient fee income Focus on organic & other strategic growth opportunities	Deliver a high level of service to customers across all touchpoints Provide important funding source for the Corporation in terms of size, granularity & deposit diversification

Cohesive relationship strategy across our divisions unlocks the value of our franchise

Loans[1]

Commercial Bank	Wealth Management	Retail Bank
85%	10%	5%

Deposits[1]

Commercial Bank	Wealth Management	Retail Bank	Other
53%	6%	38%	3%

[1]Average 1Q25 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details.

©2025, Comerica Inc. All rights reserved.

19

Diversified Geographic Footprint

Large, higher growth urban markets | Predominance of middle market companies & wealth management opportunities | Highly integrated, cost-effective platform

Texas

- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

California

- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

Michigan

- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

Offices Across U.S.



Primary Markets
Other Markets
Office Locations

Southeast

- Strong population growth & manufacturing base
- Commercial offices in Raleigh, Winston-Salem, Charlotte & Fort Lauderdale
- FL #4 & NC #12 largest state GDP
- Serving customers in FL, GA, NC, TN, SC & VA

Mountain West

- Fast growing economy, attractive climate
- 1 office in Denver
- Serving customers in AZ & CO

International Presence

- Our North America platform enables us to fulfill the U.S., Mexican & Canadian dollar-based needs of our customers

Loans[1]

MI	CA	TX	Other Markets
21%	36%	25%	18%

In 14 of the 15 largest markets[2] & 7 of the 10 fastest growing markets[3]

Deposits[1]

MI	CA	TX	Other Markets / Finance
36%	27%	15%	22%

[1]Average 1Q25 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details. • [2]U.S. Census Bureau; by population 2024. Includes all locations with employees & offices • [3]U.S. Census Bureau; 2024 vs 2023 by number of people. Includes all locations with employees & offices

©2025, Comerica Inc. All rights reserved.

20

©2025, Comerica Inc. All rights reserved. BSBY Cessation Impacts Actual Projected2 FY23 FY24 1Q25 2Q25 3Q25 4Q25 FY25 FY26 FY27 FY28 Net Interest Income Impact $2.8MM $6.9MM $27.6MM $22.8MM $19.3MM $13.8MM $83.5MM $26.5MM $8.4MM $2.0MM Gain / (Loss) in Other Noninterest Income $(91.3MM) $(38.8MM) - - - - - - - - Pre-Tax Income Impact $(88.5MM) $(31.9MM) $27.6MM $22.8MM $19.3MM $13.8MM $83.5MM $26.5MM $8.4MM $2.0MM • Accounting Impact: Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap. • Financial Impact: • No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026 • Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity • Normal pay / receive cash flows remain uninterrupted • Net-tax impact reflects adjustments to AOCI balance over the life of the re-designated swaps1 Majority of losses expected to accrete back in 2025 & 2026 1Cessation impacts not expected to change & are not sensitive to market rates. 2Projected non-cash net impact of amortization & accretion; included in outlook unless otherwise indicated in an adjustment. 21 ©2025, Comerica Inc. All rights reserved. Liquidity Abundant liquidity & funding capacity enhances flexibility 1Securities at the FHLB are incremental to Unencumbered Securities at Market Value 2Total Liquidity Capacity amounts may not foot due to rounding 3Excludes brokered time deposits 22 Repaid net $0.6B of FHLB advances (period-end) in 1Q25 No brokered time deposit maturities in 1Q25 Scheduled FHLB maturities of $1B annually from 2026-2028 Scheduled to mature in March annually Scheduled brokered time deposits maturities of $1.1B in 2025 ~$900MM scheduled to mature in 2Q25 CD portfolio is ~$3.1B & ~85% matures by 9/30/253 Source (3/31/25) $ in billions Amount or Total Capacity Remaining Capacity Cash 4.6 4.6 FHLB (securities1 & loan collateral) 16.8 13.4 Unencumbered Securities at Market Value 7.4 7.4 Discount Window (loan collateral) 17.1 17.1 Total Liquidity Capacity2 $42.5 Total Liquidity Capacity (ex. Discount Window)2 $25.4 Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 81% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 Loan to Deposit Ratio Below Historical Average (period-end) 350 400 550 1,000 500 2025 2026 2027 2028 2029 2030 2033 Highlights

Quarterly Average Loans

Comerica

Business Line	1Q25	4Q24	1Q24
Middle Market			
General[1]	$11.3	$11.4	$11.5
Energy	1.5	1.5	1.4
National Dealer Services	5.2	5.5	5.7
Entertainment	1.1	1.2	1.1
Tech. & Life Sciences	0.8	0.7	0.7
Equity Fund Services	1.8	1.6	2.0
Environmental Services	2.8	2.7	2.4
Total Middle Market	$24.5	$24.6	$24.8
Corporate Banking			
US Banking	3.7	3.8	4.1
International	1.4	1.4	1.6
Commercial Real Estate	10.0	10.3	10.2
Mortgage Banker Finance	--	--	0.1
Business Banking	3.2	3.1	3.1
Commercial Bank	**$42.8**	**$43.2**	**$43.9**
Retail Bank	**$2.4**	**$2.4**	**$2.3**
Wealth Management	**$5.0**	**$5.0**	**$5.2**
TOTAL	**$50.2**	**$50.6**	**$51.4**

By Market	1Q25	4Q24	1Q24
Michigan	$10.7	$11.0	$11.6
California	18.2	18.4	18.4
Texas	12.4	12.7	12.6
Other Markets[2]	8.9	8.5	8.8
TOTAL	**$50.2**	**$50.6**	**$51.4**

Loan Portfolio
(1Q25 Period-end)



Fixed Rate 10%
Prime-based 3%
90-Day+ Rate 7%
$49.9B
Synthetically fixed from swaps[5] 47%
≤30-Day Rate[4] 33%
= Total Fixed Rate (57%)[3]

$ in billions • Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Middle Market General includes Middle Market Banking as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [3]Fixed rate loans include $23.4B receive fixed/pay floating (30-day) SOFR interest rate swaps • [4]Includes ~3.6% of Daily SOFR • [5]Over 70% of the underlying loan indices ≤30 day floating rate

©2025, Comerica Inc. All rights reserved.

23

Quarterly Average Deposits

Comerica

Business Line	1Q25	4Q24	1Q24
Middle Market			
General[1]*	$17.8	$17.9	$17.3
Energy	0.3	0.4	0.3
National Dealer Services	0.9	0.9	0.9
Entertainment	0.4	0.3	0.4
Tech. & Life Sciences	2.7	3.0	3.1
Equity Fund Services	1.1	0.9	0.8
Environmental Services	0.4	0.5	0.4
Total Middle Market	$23.6	$23.9	$23.2
Corporate Banking			
US Banking	2.1	2.2	2.1
International	1.9	2.0	2.0
Commercial Real Estate	1.8	1.7	1.4
Business Banking	3.4	3.5	3.5
Commercial Bank	**$32.8**	**$33.3**	**$32.2**
Retail Bank	**$23.6**	**$24.0**	**$24.4**
Wealth Management	**$3.6**	**$3.9**	**$3.9**
Finance / Other[2]	**$1.9**	**$2.1**	**$4.8**
TOTAL	**$61.9**	**$63.3**	**$65.3**
*Direct Express (included in Middle Market General balances above)	$3.6	$3.5	$3.3

By Market	1Q25	4Q24	1Q24
Michigan	$22.5	$22.7	$23.2
California	16.4	17.1	16.3
Texas	9.1	9.3	9.4
Other Markets[3]	12.0	12.1	11.6
Finance / Other[2]	1.9	2.1	4.8
TOTAL	**$61.9**	**$63.3**	**$65.3**

Strong Deposit Mix: 38% Noninterest-bearing
(1Q25 Period-end)



Retail Noninterest-bearing 12%
Retail Interest-bearing 29%
Total $61.5B
Commercial Noninterest-bearing 26%
Commercial Interest-bearing 33%

$ in billions • Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Middle Market General includes Middle Market Banking as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments including brokered time deposits • [3]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2025, Comerica Inc. All rights reserved.

24

Attractive Deposit Profile

Targeted focus on relationship deposits

Comerica

Diversified Deposit Base

(1Q25 average)


Wealth Management 6%
Other 3%
Retail Bank 38%
Commercial Bank 53%

Stronger Profile than Pre-Pandemic

($ in billions)	YE 2019	YE 2022	3/31/2025
Loan-to-Deposit Ratio	88%	75%	81%
Total Deposits (Period-end)	$57.3	$71.4	$61.5

Stable & Tenured Core Deposit Base[1]

- **Diversified Across Markets & Businesses**
  - Highest concentrations in Retail Consumer (30%) & Middle Market Banking (14%), inherently diversified business lines
  - Geographically dispersed
- **Pursuing Primacy & Holistic Relationships**
  - ~97% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA
  - Average Middle Market relationship has 8 Treasury Management products
  - 89% Retail customers have checking account
- **Tenured**
  - Average Middle Market relationship: 15 years
  - Average Retail relationship: 16 years[2]
- **Active Operating Accounts**
  - Average Middle Market relationship deposit balances of $4MM (includes ~$2MM in noninterest-bearing)
  - Average Retail customer checking account balance of ~$28K[2]
- **Prioritizing growth in Small Business**
  - 63% are NIB
  - 100+ bankers dedicated to Small Business
  - Deposit portfolio outperformed the industry in 2024[3]

[1]As of 3/31/25 • [2]Includes consumer & small business • [3]Curinos Research's 9/30/24 Small Business Deposit Report

©2025, Comerica Inc. All rights reserved.

25

Deposit Initiatives:

Prioritizing targeted efforts to drive balances aligned with core relationship strategy

- Small Business Investment
- Treasury Management & Payments
- Leveraging Card Capabilities
- Enhanced Online Deposit Capabilities
- Targeted Focus on Deposit-Rich Customers

©2025, Comerica Inc. All rights reserved.

Shared National Credit (SNC) Relationships

Credit quality of our SNC relationships better than portfolio average

Period-end Loans

($ in billions)

Total Middle Market:
- General Middle Market, $2.9B; 25%
- Environmental Services, $1.3B; 12%
- Energy, $1.3B; 11%
- National Dealer Services, $1.0B; 9%
- Entertainment, $0.7B; 6%
- Equity Fund Services, $0.7B; 6%
- Technology & Life Sciences, $0.1B; 1%



Corporate Banking $2.6B; 23%
Total $11.4B
CRE $0.8B; 7%
Total Middle Market $8.0B; 70%

Highlights

- SNC loans increased $52MM compared to 4Q24
- SNC relationships included in business line balances; we do not have a dedicated SNC line of business
- Approximately 680 borrowers
- Comerica is agent for 27% of loans
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book
- Only 2% of SNCs were criticized
- ~14% of SNCs were leveraged

3/31/25 • SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions, which are reviewed by regulatory authorities at the agent bank level

©2025, Comerica Inc. All rights reserved.

27

The Retail Bank

Banking Retail & Small Business customers in growth markets across the US

~38% Avg. Total Deposits at 3/31/25	82% Retail Customers
~$28K Avg. Customer Deposits	18% Small Business Customers
24% Noninterest-Bearing Deposit Mix	Service Channels: •Banking Centers •Contact Center •ATM & Payments •Online & Mobile

Investing for Growth with Key Initiatives

Transforming the Culture

Redefine our culture through new roles, a renewed investment in our colleagues, a best-in-class mindset & consistent sales principles

Accelerating Growth

Prioritize growth to drive opportunities through generational banking, customer segments & Small Business expansion

Reinventing the Customer Experience

Redesign our network distribution model to rebuild the customer value proposition with an integrated omni-channel customer experience

Small Business Tools & Resources

Deliver growth tools uniquely designed for Small Business customers to help them to manage & grow their own business

Retail Banking:
A granular deposit base of stable & long-tenured customers

89%	82%	16
Deposit Customers with Checking Accounts	Customers with Deposits 5+ Years	Average Customer Tenure in Years

Small Business Banking:
Strategic investments to drive strong growth & superior satisfaction metrics

#1	#2	+10%
Small Business Study Ranked[1] – Agree Strongly	Small Business Study Ranked[1] – Very Satisfied	Increase in Year-over-Year Small Business Lending Outstanding
"My primary bank gets things right the first time"	*"Satisfied overall with their primary bank"*	

3/31/25 • [1]12/31/24 Barlow Research's Small Business (revenue $100K-$10MM data: 1Q23-4Q24): compared to Top 10 Banks by market share.

©2025, Comerica Inc. All rights reserved.

28

Wealth Management

Leading the way to your business and personal success

Total Wealth Management represents ~27% of Comerica's Noninterest Income[1] & has ~$195B Assets Under Administration (AUA). Supported by 3 core businesses:

Private Wealth Management

- Differentiated & integrated wealth planning & business transition capabilities
- Unique custom credit, mortgage & banking capabilities
- Advice-driven tailored investment management & specialty fiduciary solutions

Fiduciary Services

- Pioneer & industry leader in third-party fiduciary services space
- Deep subject matter expertise in Specialty Wealth Services that exceed the capabilities offered by industry competitors
  - Charitable, Estate Settlement, Special Needs Trust Administration
  - Trust Real Estate & Specialty Assets
- Institutional Trust capabilities to support businesses & business owners

Comerica Financial Advisors

- Leveraging power of partnership for differentiated client & advisor experience
  - Recognized best in class platform and capabilities
- Advice-driven approach to holistically serve business owners through collaboration & expertise
- Uniquely positioned for growth
  - Building towards full coverage of our banking centers
  - Hub-based HNW Financial Advisors partnered with Private Wealth

Key Statistics:

Private Wealth Management
- ~$13B in AUA
- 40% penetration into our Middle Market channel[1]
- Key source of referrals for our M&A advisory team

Fiduciary Services
- ~$156B in AUA
- 5-year revenue CAGR of 6% in our third-party fiduciary business[1]
- 33 offices around the country

Comerica Financial Advisors
- >$25B in client assets: ~$18B assets on AMP platform; ~$8B in bank money market platform
- Opportunity to double number of Financial Advisors over next 5 years

3/31/25 • [1]Based on 2024 results & metrics

©2025, Comerica Inc. All rights reserved.

29

Commercial Real Estate Business Line

Growth driven by multi-family & industrial projects; excellent credit quality

Primarily Lower Risk Multi-family & Industrial[1]

(1Q25 period-end)



Industrial 28%
Total $9.4B
All Other 22%
Multi-family 50%

All Other:
- Retail, 5%
- Self-Storage, 5%
- Office, 4%
- Land Carry, 3%
- Single Family / Land Development, 2%
- Multi-use, 2%
- Other, 1%

Excellent Credit Quality in Commercial Real Estate Business
($ in millions)

	1Q24	2Q24	3Q24	4Q24	1Q25
NAL	18	18	18	49	66
Criticized[2]	443	448	476	442	546
% Criticized	4.3%	4.3%	4.5%	4.4%	5.5%
NCO (Recoveries)	(0.01)	(0.26)	(1.48)	(0.30)	10.82

Strong Credit Profile Driven by:

- Long history of working with well-established, proven developers
- Experienced relationship team; average tenure:
  - CRE line of business leadership: ~28 years
  - Relationship managers: ~19 years
  - CRE credit approval team: ~25 years
- Significant up-front equity required (typically averaging 35-40%, often from institutional investors)
- ~70% has recourse[3]
- Majority of commitments originate as construction
- Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (30% CA, 28% TX, 12% Southeast, 11% Southwest)
- Credit remains manageable
- ~72% of the portfolio maturing by the end of 2026

Total CMA Office Exposure

- **Not primary strategy:** Total CMA office loans of $682MM, or <1% of total loans; outstandings within CRE LOB of $406MM, or <1% of total CMA loans
- **Selective geography:** Urban in-fill & suburban strategy
- **Majority recourse:** Strong sponsors critical to underwriting
- **Monitoring credit:** Criticized loans totaling $88MM (or 13% of total office portfolio)

3/31/25 • [1]Excludes CRE business line loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [3]Calculated as of 12/31/24

©2025, Comerica Inc. All rights reserved.

30

Total Office Portfolio

Not a primary strategy

Comerica

Geographic Diversification By State		
$ in millions	3/31/25	12/31/24
California	$277.9	$277.7
Texas	200.8	201.2
Michigan	60.5	60.8
Washington	40.1	40.1
Arizona	20.3	20.5
Nevada	11.8	11.8
Georgia	4.7	4.7
Illinois	4.4	4.4
Florida	1.5	1.5
Subtotal	622.0	622.7
Other[1]	59.5	58.5
Total Loans	**$681.5**	**$681.2**

Key Office Portfolio Metrics		
$ in millions	3/31/25	12/31/24
Total Loans	$681.5	$681.2
Avg. Loan Outstanding	$4.9	$4.7
Net Charge-Offs	2.0%	0.0%
Delinquencies[2]	1.8%	0.2%
Non-Performing Loans	2.8%	4.7%
Criticized Loans[3]	13.0%	19.6%

3/31/25 • [1]Other includes loans to funds secured by multiple properties • [2]Loans 30 days or more past due • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2025, Comerica Inc. All rights reserved.

31

Multi-family Portfolio

Comerica

Geographic Diversification By State		
$ in millions	3/31/25	12/31/24
California	$1,511.5	$1,414.6
Texas	1,432.7	1,405.6
Florida	440.2	409.0
Arizona	252.1	207.2
Washington	234.5	228.0
North Carolina	212.9	200.2
Colorado	211.6	193.1
Oregon	175.5	167.6
Michigan	166.3	135.8
Subtotal	4,637.3	4,361.1
Other[1]	349.3	454.2
Total Loans	**$4,986.6**	**$4,815.3**


California[2]
46%
24%
11%
9%
10%
LA County
Bay Area
Orange County
Sacramento County
Other


Texas[2]
43%
32%
16%
9%
DFW
Austin
Houston
San Antonio

Key Multi-family Portfolio Metrics		
$ in millions	3/31/25	12/31/24
Total Loans	$4,986.6	$4,815.3
Avg. Loan Outstanding	$17.1	$16.3
Net Charge-Offs	0.0%	0.0%
Delinquencies[3]	0.0%	0.0%
Non-Performing Loans	0.6%	0.7%
Criticized Loans[4]	5.3%	4.0%

3/31/25; Inclusive of multi-family loans within CRE & other LOBs, unless otherwise stated • [1]Other includes various other states • [2]Reflects multi-family loans within CRE LOB • [3]Loans 30 days or more past due • [4]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2025, Comerica Inc. All rights reserved.

32

Energy Primarily E&P exposure 3/31/25 1Includes Services of 1Q24 $10MM; 2Q24 $8MM; 3Q24 $6MM; 4Q24 $3MM; 1Q25 $3MM Period-end Loans ($ in millions) 1,048 1,109 1,084 1,188 1,098 310 300 228 298 266 1,358 1,409 1,312 1,486 1,364 1Q24 2Q24 3Q24 4Q24 1Q25 Midstream Exploration & Production1 ©2025, Comerica Inc. All rights reserved. 33 Exposure $3.4B / 38% utilization Hedged 50% or more of production: At least one year: 69% of customers At least two years: 43% of customers Focus on larger, sophisticated E&P & Midstream companies E&P: 58% Oil-focused 21% Natural Gas focused 21% Oil/Gas balanced Excellent credit quality in 1Q25 ~1% Criticized loans $0.3MM Net recoveries Highlights National Dealer Services 75+ years of floor plan lending 3/31/25 1Other includes obligations where a primary franchise is indeterminable (Multi-franchise, rental car & leasing companies, heavy truck, recreational vehicles, & non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) Top-tier strategy National in scope Focus on “Mega Dealer” (five or more dealerships in group) Strong credit quality; robust monitoring of company inventory & performance Floor Plan remained below historical averages 2.0 1.2 0.6 0.6 0.6 0.8 1.0 1.2 1.4 1.7 1.7 2.1 2.0 2.2 2.2 2.4 2.0 5.3 4.4 3.8 3.9 4.1 4.5 4.8 5.1 5.4 5.8 5.8 6.0 5.7 5.7 5.5 5.5 5.2 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 Floor Plan Average Loans ($ in billions) ©2025, Comerica Inc. All rights reserved. 34 Highlights Toyota/Lexus 12% Honda/Acura 14% Ford 6% GM 8% Jaguar/Land Rover 7% Stellantis 6% Mercedes 4% Nissan/ Infiniti 3% Other European 12%Other Asian 10% Other 18% Total $5.3B 1

3,070 2,933 2,994 2,960 2,715 0 500 1,000 1,500 2,000 2,500 3,000 3,500 1Q24 2Q24 3Q24 4Q24 1Q25 713 724 705 724 796 1Q24 2Q24 3Q24 4Q24 1Q25 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 3/31/25 Average Loans ($ in millions) Manage concentration to numerous verticals to ensure widely diversified portfolio Closely monitor cash balances & maintain robust backroom operation 10 offices throughout US & Canada Strong Loan to Deposit Ratio Relative to Other Business Lines (Average Deposits; $ in millions) Growth 66% Early Stage 15% Late Stage 19% Customer Segment Overview (approximate; 1Q25 period-end loans) Total $805MM ©2025, Comerica Inc. All rights reserved. 35 Highlights Equity Fund Services Strong relationships with top-tier Private Equity firms 3/31/25 Customized solutions for Private Equity & Venture Capital firms Credit Facilities (Funds, General Partners, Management Companies) Treasury Management Capital Markets, including Syndication & Foreign Exchange Customers in the US & Canada Well-diversified across funds with various industry strategies Drives connectivity with other teams Middle Market Commercial Real Estate Environmental Services Energy Technology & Life Sciences Private Banking Strong credit profile No charge-offs No criticized loans ©2025, Comerica Inc. All rights reserved. 36 Loans ($ in millions) 1,981 1,690 1,709 1,634 1,757 1,802 1,364 1Q24 2Q24 3Q24 4Q24 1Q25 4Q24 1Q25 Average Balances Period-end Balances Highlights

Environmental Services Department

Experienced team; specialized industry, committed to growth

Average Loans

($ in millions)



2,376
550
1,826
2,452
638
1,814
2,587
776
1,811
2,657
822
1,835
2,747
799
1,948
1Q24
2Q24
3Q24
4Q24
1Q25
Renewable EnergySolutions
Waste Management & Recycling

Highlights

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

- **Waste Management & Recycling**
  - Insight & expertise with:
    - Transfer stations, disposal & recycling facilities
      - Commercial & residential waste collection
      - Financing for M&A & growth capital

- **Renewable Energy Solutions**
  - Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
  - Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage
      - Over 75% of the commitments are solar[1]

3/31/25 • [1]As of 4/11/25

©2025, Comerica Inc. All rights reserved.

37

Comerica's Core Values

WHY WE ARE HERE

To raise expectations of what a bank can be for our colleagues, customers & communities

WHAT WE BELIEVE

ONE COMERICA	THE CUSTOMER COMES FIRST	THE BIGGER POSSIBLE	A FORCE FOR GOOD

HOW WE DELIVER

Trust	**Act**	**Own**

©2025, Comerica Inc. All rights reserved.

38

Reconciliations

Tangible Common Equity

Tangible common equity is used by Comerica to measure the quality of capital & the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital & total assets.

(period-end, millions, except per share data)	1Q25	4Q24
Tangible Common Equity		
Total shareholders' equity	$7,052	$6,543
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394
Common shareholders' equity	$6,658	$6,149
Less goodwill	$635	$635
Less other intangible assets	$6	$6
Tangible common equity	$6,017	$5,508
Total assets	$77,622	$79,297
Less goodwill	$635	$635
Less other intangible assets	$6	$6
Tangible assets	$76,981	$78,656
Common equity ratio	8.58%	7.75%
Tangible common equity ratio	7.82%	7.00%

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends.

©2025, Comerica Inc. All rights reserved.

39

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	Baa1	BBB+	A
BOK Financial	Baa1	BBB+	A
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
Regions Financial	Baa1	BBB+	A-
Citizens Financial Group	Baa1	BBB+	BBB+
Comerica	Baa2	BBB	A-
KeyCorp	Baa2	BBB	BBB+
Webster Financial	Baa2	BBB	-
First Horizon National Corp	Baa3	-	BBB+
Western Alliance	Baa3	-	BBB
Synovus Financial	-	BBB-	BBB

As of 4/10/25 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities

©2025, Comerica Inc. All rights reserved.

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Bank Debt Rating As of 4/10/25 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- Citizens Financial Group A3 A- BBB+ M&T Bank A3 A- - BOK Financial Baa1 A- A Regions Financial Baa1 A- A- KeyCorp Baa1 BBB+ BBB+ Comerica Baa2 BBB+ A- Webster Bank Baa2 BBB+ - Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB+ Synovus Financial Baa3 BBB BBB Western Alliance Baa3 - BBB ©2025, Comerica Inc. All rights reserved. 41 Thank You ©2025, Comerica Inc. All rights reserved.